Exhibit 99.2
RailAmerica, Inc. Second Quarter 2006 Financial Results July 27, 2006

Forward-Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica, Inc. ("RailAmerica" or the "Company") that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, the Company's Process Improvement Project, Class I congestion, fuel costs, tax benefits/credits, foreign currency risks, weather, casualties, failure to complete proposed acquisitions, failure to successfully integrate acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the Form 10-K, 10-Q and 8-K reports that it files from time to time with the Securities and Exchange Commission, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. Statements about the Company's future expectations contained in this presentation other than statements of historical facts, are forward-looking statements with-in the meaning of the federal securities laws. The forecasts included in this presentation have been prepared by RailAmerica's management based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Charles Swinburn Chief Executive Officer

Second Quarter Results Q2 YTD 2005 0.24 0.36 Q2 YTD 2006 2006 2005 2005 Q2 Significant Items: Costs associated with Corporate Reorganization Same RR carloads down 3.7% Casualties & Insurance up to 5.2% of revenue Accrual for payment to prior CEO

Recent Developments OHIO PIP/Restructuring Eliminated 20 positions in June Created 3 business units Approved consolidating customer service, dispatching, billing and revenue over the next 12- 18 months On target to realize $10 - $15 million in annual savings including reorganization and business process changes beginning in 2007 TOM OWEN SVP Business Development & Corporate Strategy SCOTT LINN SVP Asset Management J. PRESTON CLAYTOR VP-Safety & Operating Practices RAY STEPHENS President RA Operations - West SCOTT HULSTROM President RA Operations - Central JAN POLLEY President RA Operations - East R. JOE CONKLIN Executive Vice President & Chief Operating Officer, North American Rail Group

Safety Statistics YTD FRA Reportable Train Incidents 2006 35 37 YTD Personal Injury Ratio 2005 2006 1.90 1.71 2005

Michael Howe Executive Vice President and Chief Financial Officer

Income Statement Second Second Quarter Quarter ($000's) 2006 2005 Operating revenue $ 116,833 100.0% $ 103,409 100.0% Operating expenses: Labor & benefits 38,307 32.8% 32,038 31.0% Equipment rents 13,881 11.9% 12,193 11.8% Purchased services 9,786 8.4% 7,802 7.6% Diesel fuel 14,434 12.4% 10,689 10.3% Casualties & insurance 6,151 5.2% 4,221 4.1% Materials 2,783 2.4% 2,600 2.5% Other expenses 13,543 11.6% 11,856 11.5% Gain on sale - net (535) -0.5% 323 0.3% Depreciation and amortization 9,315 8.0% 7,171 6.9% Total operating expenses 107,665 92.2% 88,893 86.0% Operating income 9,168 14,516 Interest and other expense (6,689) (4,623) Income from continuing operations before income taxes 2,479 9,893 Provision (benefit) for income taxes (2,927) 865 Income from continuing operations $ 5,406 $ 9,028 Gain from sale of discontinued operations, net of income taxes 2,354 - Income from discontinued operations, net of income taxes 74 250 Net Income $ 7,834 $ 9,278 EPS from continuing operations $ 0.14 $ 0.24 EPS from net income $ 0.20 $ 0.24

Revenue Growth Second Quarter - 4% + 2% +5% + 6% +3% ($ 000's) + 1% 2005 Same RR Carloads Non-Freight Revenue FX Fuel Surcharges 2006 Yield Acquisitions $103,409 $116,833

Operating Expenses Depreciation Gain on Asset Sales Other Expenses Materials Casualties & Insurance Diesel Fuel Purchased Services Equipment Rents Labor 2006 0.08 -0.005 0.116 0.024 0.052 0.124 0.084 0.119 0.328 2005 0.069 0.003 0.115 0.025 0.041 0.103 0.076 0.118 0.31 Second Quarter 2006 vs. 2005 Expenses as a Percentage of Revenue

Fuel Q2 2005 1.67 2006 2.3 YTD 2005 1.62 2006 2.14 Delivered Price per Gallon

Balance Sheet Highlights ($ millions) Consolidated Balance Sheet Summary June 30, 2006 December 31, 2005 Cash $ 13 $ 14 Total assets $ 1,128 $ 1,147 Long-term debt $ 406 $ 434 Stockholders' Equity $ 463 $ 431 Net Debt/Total Capitalization 45.9% 49.3%

2006 Guidance Revenue ~ $465 to $470 million Same Railroad carloads flat for the remainder of 2006 EPS from continuing operations ~ $0.75 to $0.80 Free Cash Flow ~ $5 to $10 million

Charles Swinburn Chief Executive Officer

Closing Comments Ohio Class Is Commercial activities Acquisitions and Divestitures